EXHIBIT 23.1



                         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT
                         -----------------------------------------------------

Board  of  Directors  of
FLEURS  DE  VIE,  INC.
206  East  Roosevelt
Boerne,  TX  78006

     We hereby consent to the use in this Form SB-2 Registration Statement of our report dated March 22, 2005, appearing in this registration statement. We also consent to the reference to us under the heading "Experts" appearing herein.

January 17, 2006


/s/ Malone & Bailey, PC
---------------------------
Malone & Bailey, PC
www.malone-bailey.com
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Houston, Texas

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